    Temporary Certificate - Exchangeable for Definitive Engraved Certificate
                            When Ready for Delivery

      NUMBER                                                       SHARES

                                     [LOGO]

                       PHILIPS INTERNATIONAL REALTY CORP.

                                  COMMON STOCK


INCORPORATED UNDER THE LAWS                     SEE REVERSE FOR IMPORTANT
OF THE STATE OF MARYLAND                        NOTICE ON TRANSFER
                                                RESTRICTIONS AND OTHER
                                                INFORMATION

                                                CUSIP
                                                      ---------------------

THIS CERTIFIES THAT
                    -------------------------------------------------------

IS THE RECORD HOLDER OF
                       ----------------------------------------------------

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                       PHILIPS INTERNATIONAL REALTY CORP.
(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation (the "Charter") and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on behalf of its duly authorized officers.

Dated:

                      PHILIPS INTERNATIONAL REALTY CORP.
/s/  Sheila Levine       INCORPORATED                     /s/  Philip Pilevsky
     Secretary              1997                               Chairman
                         MARYLAND

COUNTERSIGNED AND REGISTERED:
                      BANK BOSTON, N.A.
                         TRANSFER AGENT AND REGISTRAR

BY /S/  [Illegible]
           AUTHORIZED SIGNATURE




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The Corporation is authorized to issue stock of more than one class, consisting of shares of Common Stock and one or more classes of shares of Preferred Stock or any class or series of stock other than Common Stock. The Board of Directors is authorized to determine the preferences, limitations and relative rights of shares of Preferred Stock before the issuance of any shares of Preferred Stock. The Corporation will furnish, without charge, to any stockholder making a written request therefor, a copy of the charter of the Corporation and a written statement of the designations, relative rights, preferences and limitations applicable to each such class of stock. Requests for such written statement may be directed to the Corporate Secretary at the Corporation's principal office.


THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST (A "REIT") UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE BOARD OF DIRECTORS HAS, AS PERMITTED BY THE CHARTER OF THE CORPORATION, ADOPTED RESOLUTIONS WHICH GENERALLY PROHIBIT ANY SHAREHOLDER, DIRECTLY OR THROUGH ATTRIBUTION, FROM OWNING MORE THAN 8% (BY NUMBER OF SHARES OR VALUE, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING EQUITY STOCK OF THE CORPORATION. ANY PERSON WHO ACQUIRES OR ATTEMPTS TO ACQUIRE SHARES OF EQUITY STOCK IN EXCESS OF THE AFOREMENTIONED LIMITATION, OR ANY PERSON WHO IS OR ATTEMPTS TO BECOME A TRANSFEREE SUCH THAT EXCESS STOCK RESULTS UNDER THE PROVISIONS OF THE CHARTER, SHALL IMMEDIATELY GIVE WRITTEN NOTICE OR, IN THE EVENT OF A PROPOSED OR ATTEMPTED TRANSFER, GIVE AT LEAST 15 DAYS PRIOR WRITTEN NOTICE TO THE CORPORATION OF SUCH EVENT AND SHALL PROVIDE TO THE CORPORATION SUCH OTHER INFORMATION AS IT MAY REQUEST IN ORDER TO DETERMINE THE EFFECT ON ANY SUCH TRANSFER ON THE CORPORATION'S STATUS AS A REIT. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CHARTER OF THE CORPORATION, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SECURITIES REPRESENTED HEREBY WILL BE TREATED AS SHARES OF EXCESS STOCK THAT WILL BE TRANSFERRED, BY OPERATION OF LAW, TO THE TRUSTEE OF A TRUST FOR THE EXCLUSIVE BENEFIT OF ONE OR MORE CHARITABLE ORGANIZATIONS.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according the applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
COM PROP - as community property

UNIF MIN ACT -               Custodian
                   ----------         -----------


                     (Cust)             (Minor)
                  under Uniform Gifts to Minors Act

                    ------------------------
                            (State)
UNIF TRF MIN ACT -             Custodian (until age          )
                    ----------                      ---------
                      (Cust)
                             under Uniform Transfers to Minors Act
                    --------
                    (Minor)

                    ---------------------
                          (State)

Additional abbreviations may also be used though not in the above list.


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FOR VALUE RECEIVED, ------------------ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-----------------------------------------------------------------------  Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------   Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
       -----------------------------------

                                          X
                                            ----------------------------------

                                          X
                                            ----------------------------------


                                     NOTICE:  THE SIGNATURES TO THIS ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME (S)
                                              AS WRITTEN UPON THE FACE OF  THE
                                              CERTIFICATE IN EVERY PARTICULAR,
                                              WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
Signature(s) Guaranteed                       WHATEVER.


By
  -----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEED MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.